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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 29, 2005

ADVANCE AUTO PARTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

5673 Airport Road, Roanoke, Virginia	24012
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (540) 362-4911

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01 Entry into a Material Definitive Agreement.

As reported in the Company’s Form 8-K dated December 8, 2005, the service of Jeffrey T. Gray as Executive Vice President and Chief Financial Officer of Advance Auto Parts, Inc. (“Advance Auto”), ended effective December 8, 2005. On December 29, 2005, Advance Auto and Advance Stores Company, Incorporated (“Advance Stores”), a wholly owned subsidiary of Advance Auto (Advance Auto and Advance Stores collectively referred to as the “Company”), entered into a Severance, Release and Noncompetition Agreement (“Agreement”) with Mr. Gray in connection with his resignation and the termination of his employment effective as of February 28, 2006. The Agreement provides for:

- Mr. Gray’s resignation from all officer and director positions at the Company and all subsidiary and affiliated Companies effective December 8, 2005, and the termination of his employment as of February 28, 2006 (“Termination Date”);

- a release and waiver from Mr. Gray to the Company;

- the following severance payments payable after the Termination Date: (1) the sum of $208,346.67 payable in installments through December 2006, which represents 10 months of Mr. Gray’s salary as of the Termination Date; (2) a lump sum bonus payment attributable to the Company’s fourth fiscal quarter of 2005 equal to the amount which Mr. Gray would have been entitled to receive had he remained an officer of the Company; and (3) a lump sum payment representing accrued but unused vacation;

- outplacement services for twelve months;

- payment of Mr. Gray’s cost for COBRA continuation coverage from February 28, 2006, through December 31, 2006 (less any amounts which Mr. Gray would have to pay for health insurance had he remained employed by the Company during that period);

- non-competition period, including a prohibition through December 31, 2006, against recruiting or hiring employees of the Company; and

- a prohibition on disclosure of non-public information regarding the Company.

The above description of the Agreement is qualified in its entirety by the full text of the Agreement, which is filed as Exhibit 10.46 to this Current Report on Form 8-K.

Item 1.02 Termination of a Material Definitive Agreement.

The Agreement described in item 1.01 above, will terminate and supersede the executive compensation arrangement of Mr. Gray, an at-will employee of the Company, at the conclusion of his employment.

Item 9.01 Financial Statements and Exhibits.

Exhibit
Number

10.46	Severance, Release and Noncompetition Agreement among Advance Auto Parts, Inc., Advance Stores Company, Incorporated and Jeffrey T. Gray.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC.
(Registrant)

Date: January 4, 2006	/s/ Michael O. Moore
(Signature)*
Michael O. Moore
Executive Vice President and Chief Financial Officer

* Print name and title of the signing officer under his signature.

EXHIBIT INDEX

Exhibit
Number

10.46	Severance, Release and Noncompetition Agreement among Advance Auto Parts, Inc., Advance Stores Company, Incorporated and Jeffrey T. Gray.